Exhibit 99.6


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-C

KEY PERFORMANCE FACTORS
February 28, 1999



        Expected B Maturity                         7/15/05


        Blended Coupon                               6.3332%



        Excess Protection Level
          3 Month Average   5.81%
            February, 1999   6.03%
            January, 1999   5.66%
            December, 1998   5.76%


        Cash Yield                                  17.82%


        Investor Charge Offs                         5.13%


        Base Rate                                    6.67%


        Over 35 Day Delinquency                      5.38%


        Seller's Interest                            9.80%


        Total Payment Rate                          13.67%


        Total Principal Balance                     $40,800,539,305.60


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $3,998,619,787.11